U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 16, 2004



                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Colorado
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         000-17325                                  88-0218499
         ---------                                  ----------
   (Commission File Number)            (I.R.S. Employer Identification No.)


             5444 Westheimer Road, Suite 1570, Houston, Texas 77056
             ------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 626-4700
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

    On April 16, 2004 Environmental Remediation Holding Corporation ("ERHC") received a letter from the Nigeria-Sao Tome and Principe Joint Development Authority ("JDA") responding to ERHC's submission of exercising its preferential rights in the Nigeria-Sao Tome and Principe Joint Development Zone as filed as
Exhibit 99.1 in the Company's 8K filing of April 16, 2004. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference into this Item 5. On April 19, 2004, ERHC responded to the April 16, 2004 letter and resubmitted its letter exercising its preferential rights. On April 20, 2004 the JDA replied to ERHC accepting the contents of ERHC's resubmission letter. The April 19, 2004 response by ERHC including the JDA acceptance thereon is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference into this Item 5. The information furnished in this
Item 5 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.  Inapplicable.

         (b)      Pro Forma Financial Information.  Inapplicable.

         (c)      Exhibits

                  Exhibit Number         Exhibit Description
                  --------------         -------------------

                  Exhibit 99.1 Letter Dated 16 April 2004 From Nigeria-Sao Tome and Principe Joint Development Authority


                  Exhibit 99.2 Letter dated 19 April 2004 To Nigeria-Sao Tome and Principe Joint Development Authority evidencing acceptance of the letter by the JDA


ITEM 9.  REGULATION FD DISCLOSURE

                  See Exhibits 99.1 and 99.2.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENVIRONMENTAL REMEDIATION HOLDING CORPORATION




                                  By: /s/Chude Mba, President
                                      -------------------------------
                                      Chude Mba, President




DATE:    April 20, 2004